Exhibit 99.2

PLAN TERM SHEET

RESIDENTIAL CAPITAL LLC AND
CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES

TERM SHEET FOR PROPOSED
JOINT CHAPTER 11 PLAN OF REORGANIZATION

This term sheet (the “Term Sheet”) describes the principal terms of a proposed joint plan (the “Plan”) of reorganization (the “ Reorganization”) of Residential Capital LLC (“ResCap” or the “Company”) and each subsidiary of the Company that files as a debtor in possession in a case in the United States Bankruptcy Court for the Southern District of New York (collectively, the “Debtors”).

THIS TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN. SUCH OFFER OR SOLICITATION ONLY WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.

PARTIES:
Debtors
The following entities are Debtors under the Plan:

Ditech, LLC; DOA Holding Properties, LLC; DOA Holdings NoteCo, LLC; DOA Properties IX LLC; EPRE LLC; Equity Investment I, LLC; ETS of Virginia, Inc.; ETS of Washington, Inc.; Executive Trustee Services, LLC; Foreign Obligation Exchange, Inc. 2003-H12; Foreign Obligation Exchange, Inc. 2003-H14; GMAC Model Home Finance I, LLC; GMAC Mortgage USA Corporation; GMAC Mortgage, LLC; GMAC Residential Holding Company, LLC; GMACR Mortgage Products, LLC; GMAC-RFC Holding Company, LLC; GMACRH Settlement Services, LLC; HFN REO SUB II, LLC; Home Connects Lending Services, LLC; Homecoming Financial, LLC; Homecomings Financial Real Estate Holdings, LLC; Ladue Associates, Inc.; Passive Asset Transactions, LLC; PATI A, LLC; PATI B, LLC; PATI Real Estate Holdings, LLC; Phoenix Residential Securities, LLC; RAHI A, LLC; RAHI B, LLC; RAHI Real Estate Holdings, LLC; RCSFJV2004, LLC; Residential Accredit Loans, Inc.; Residential Asset Mortgage Products, Inc.; Residential Asset Securities Corporation; Residential Capital, LLC; Residential Consumer Services of Alabama, LLC; Residential Consumer Services of Ohio, LLC; Residential Consumer Services of Texas, LLC; Residential Consumer Services, LLC; Residential Funding Company, LLC;

Residential Funding Mortgage Exchange, LLC; Residential Funding Mortgage Securities I, Inc.; Residential Funding Mortgage Securities II, Inc.; Residential Funding Real Estate Holdings, LLC; Residential Mortgage Real Estate Holdings, LLC; RFC Asset Holdings II, LLC; RFC Asset Management, LLC; RFC Construction Funding, LLC; RFC SFJV-2002, LLC; and RFC-GSAP Servicer Advance, LLC.

The Plan proposes partial consolidation for Plan purposes only with the following Debtor entities: (a) ResCap, GMAC Residential Holding Company, LLC (“GMACM Holding”), and GMAC-RFC Holding Company, LLC (“RFC Holding” and, together with ResCap and GMACM Holding, the “ResCap Debtors”); (b) each of the Debtor subsidiaries of GMACM Holding (collectively, the “GMACM Debtors”); and (c) each of the Debtor subsidiaries of RFC Holding (collectively, the “RFC Debtors”).

DIP Lenders	Barclays Bank PLC and any other lenders that are parties to the DIP Financing Facility
Purchaser	Nationstar Mortgage LLC (the “Stalking Horse Bidder”) or, if the Stalking Horse Bidder is not the Winning Bidder at the Auction, the Winning Bidder.
Prepetition Secured Lenders1
(a) Ally Financial Inc. (“AFI” and, together with its direct and indirect subsidiaries (other than ResCap and its subsidiaries, collectively, “Ally”) under (i) that certain senior secured credit facility agreement (the “AFI Revolver”), as amended and restated on December 30, 2009, and (ii) that certain secured loan agreement, as amended and restated on December 30, 2009 (the “AFI LOC”);

(b) Citibank N.A. (“Citibank”) under that certain $158 million revolving facility (the “Citibank MSR Facility”); and

(c) Federal National Mortgage Association (“Fannie Mae”), under that certain Term Sheet dated August 10, 2010, as amended and restated as of January 18, 2011 and as further amended on July 29, 2011 (the “FNMA EAF Facility”).

1	This Term Sheet is conditioned upon the GSAP Facility and BMMZ Repo Facility being refinanced by the DIP Financing Facility.

Junior Secured Noteholders	Holders of 9.625% junior secured notes due 2015 issued by ResCap (the “Junior Secured Notes”).
Senior Unsecured Noteholders
Holders of senior unsecured notes (the “Senior Unsecured Notes”) consisting of U.S. dollar denominated notes maturing between June 2012 and June 2015, euro denominated notes maturing in May 2012, and U.K. sterling denominated notes maturing between May 2013 and July 2014, each issued by ResCap, under the Indenture dated as of June 24, 2005, and certain supplements thereto.

Treatment of Subservicing Agreement
The Bankruptcy Court shall enter an order, approving the continued performance under the Subservicing Agreement attached hereto as Exhibit 1 on an interim basis within five (5) business days of the Petition Date, and on a final basis within fifty (50) days of the Petition Date, unless Ally in its sole discretion extends such dates.

Treatment of Shared Services Agreement
The Bankruptcy Court shall enter an order approving the performance under the Shared Services Agreement attached to the Ally Settlement Agreement as Exhibit 7 on an interim basis within five (5) business days of the Petition Date, and on a final basis within fifty (50) days of the Petition Date, unless Ally in its sole discretion extends such dates.

Treatment of GNMA Forward Flow Agreement
The Bankruptcy Court shall enter an order, approving the continued performance under the GNMA Forward Flow Agreement attached hereto as Exhibit 2 on an interim basis within five (5) business days of the Petition Date, and on a final basis within fifty (50) days of the Petition Date, unless Ally in its sole discretion extends such dates.

Automatic Stay Extension Motion	The Debtors shall file a motion to extend the automatic stay under section 362 of the Bankruptcy Code to Ally during the Debtors’ chapter 11 cases.
Subordination Rights
Except as expressly provided otherwise (including modification pursuant to the Plan Support Agreements), the Plan shall give effect to any subordination rights as required by section 510(a) of the Bankruptcy Code.

PLAN OF REORGANIZATION:
Initiation of Chapter 11 Cases	No later than May 14, 2012 (the “Petition Date”), each of the Debtors shall file with the Bankruptcy Court a voluntary petition under Chapter 11 of the Bankruptcy Code. Within thirty (30) days of the Petition Date, the Debtors shall file the Plan and related disclosure statement (the “Disclosure Statement”) that incorporate, and are consistent with, the terms of this Term Sheet, and shall use commercially reasonable efforts to satisfy the terms of this Term Sheet, including the Consummation of the Plan.

The Plan and Disclosure Statement shall be in form and substance satisfactory to the Debtors, Ally, and other parties that are party to the Plan Support Agreements.

Plan Treatment
The Plan shall address, among other things: (a) obligations under the DIP Financing Facility; (b) obligations under the Prepetition Secured Facilities; (c) obligations under the Junior Secured Notes; (d) other secured obligations; (e) obligations under the Senior Unsecured Notes; (f) general unsecured obligations; (g) statutorily subordinated obligations; (h) intercompany obligations; and (i) equity interests including common stock, partnership interests, or other ownership interests, and rights related thereto.

Ally Settlement Agreement
The Plan will incorporate a settlement with Ally, as described in this Term Sheet and as set forth in the Ally Settlement Agreement pursuant to which Ally will agree to contribute the value set forth in the Ally Settlement Agreement to the Debtors’ estates for, among other things, Debtor Releases and Third Party Releases (each as defined below), subject to Bankruptcy Court approval as part of the Plan.

Plan Funding
The Plan will be funded with the proceeds derived from: (a) the Debtors’ asset sale executed pursuant to the Platform Asset Purchase Agreement, attached hereto as Exhibit 4; (b) the Ally Settlement Agreement; (c) the Debtors’ asset sale executed pursuant to the HFS Asset Purchase Agreement, attached to the Ally Settlement Agreement as Exhibit 5; and (d) other sales of the Debtors’ assets (whether occurring before or after the Effective Date).

The Ally Settlement proceeds will be allocated in any manner consistent with the Plan Support Agreements among the ResCap Debtors, GMACM Debtors, and RFC Debtors in the Debtors’ sole discretion.

TREATMENT OF CLAIMS AND INTERESTS:
I. RESCAP DEBTORS
Administrative Expense Claims
Unclassified. On or as soon as practicable after the Effective Date, each holder of an allowed Administrative Expense Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code; provided, that Allowed Administrative Expense Claims that arise in the ordinary course of the Debtors’ business shall be paid in full in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to, such transactions.

Priority Tax Claims
Unclassified. On or as soon as practicable after the Effective Date, each holder of an allowed Priority Tax Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class R-1: Other Priority Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Other Priority Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code; provided, that Other Priority Claims that arise in the ordinary course of the Debtors’ business and that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

Class R-2: AFI Revolver Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. Except as otherwise provided under the Ally Settlement Agreement, on or as soon as practicable after the Effective Date, each holder of an allowed AFI Revolver Claim shall be satisfied by payment in full in cash in accordance with, and to the extent modified by, the Junior Secured Notes Plan Support Agreement, or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class R-3: Other Secured Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Other Secured Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class R-4: Junior Secured Notes Claims
Impaired; entitled to vote on the Plan. The Junior Secured Notes Claims shall be Allowed in the aggregate amount of not less than $2,120,452,000.

Each holder of a Junior Secured Notes Claim shall receive, in full and final satisfaction of such a Claim and after giving full effect to the terms of the Junior Secured Notes Plan Support Agreement, treatment consistent with section 1129(b)(2)(A)(ii) of the Bankruptcy Code.

Class R-5: Senior Unsecured Notes Claims
Impaired; entitled to vote on the Plan. The Senior Unsecured Notes Claims shall be Allowed in the aggregate amount of principal plus interest prior to the Petition Date.

Each holder of an Allowed Senior Unsecured Notes Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the ResCap Unsecured Claims Pool.

Class R-6: Junior Secured Notes Deficiency Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed Junior Secured Notes Deficiency Claim shall receive, in full and final satisfaction of such Claim, its pro rata share of the ResCap Unsecured Claims Pool; provided, that at the Debtors’ option, if the Junior Secured Notes Plan Support Agreement becomes effective, each holder of a Junior Secured Note will be deemed to have waived its right to receive any recovery on account of the Class R-9 Junior Secured Notes Deficiency Claims.

Class R-7: General Unsecured Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed General Unsecured Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the ResCap Unsecured Claims Pool, unless the holder and applicable Debtor otherwise agree to a different treatment.

Class R-8: Intercompany Claims
Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Unless the Junior Secured Claims have been paid in full based upon their Secured Claims, Allowed Intercompany Claims shall receive in full satisfaction of such Allowed Intercompany Claims an amount equal to its pro rata share of ResCap Unsecured Claims Pool.

Class R-9: Section 510(b) Claims	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Section 510(b) Claims shall receive no recovery on account of such claims.
Class R-10: Equity Interests	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Equity Interests shall receive no recovery on account of such interests.

II. GMACM DEBTORS

Administrative Expense Claims
Unclassified. On or as soon as practicable after the Effective Date, each holder of an allowed Administrative Expense Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code; provided, that Allowed Administrative Expense Claims that arise in the ordinary course of the Debtors’ business shall be paid in full in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to, such transactions.

Priority Tax Claims
Unclassified. On or as soon as practicable after the Effective Date, each holder of an allowed Priority Tax Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class GS-1: Other Priority Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Other Priority Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code; provided, that Other Priority Claims that arise in the ordinary course of the Debtors’ business and that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

Class GS-2: AFI Revolver Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. Except as otherwise provided under the Ally Settlement Agreement, on or as soon as practicable after the Effective Date, each holder of an allowed AFI Revolver Claim shall be satisfied by payment in full in cash in accordance with, and to the extent modified by, the Junior Secured Notes Plan Support Agreement or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class GS-3: AFI LOC Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. Except as otherwise provided under the Ally Settlement Agreement, on or as soon as practicable after the Effective Date, each holder of an allowed AFI LOC Claim shall be satisfied by payment in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class GS-4: Citibank Secured Lender Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Citibank Secured Lender Claim shall be satisfied by payment in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class GS-5: FNMA EAF Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed FNMA EAF Claim shall be satisfied by payment in full in cash or otherwise receive treatment consistent with the provisions of section

1129(a)(9) of the Bankruptcy Code.
Class GS-6: Other Secured Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Other Secured Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class GS-7: Junior Secured Notes Claims
Impaired; entitled to vote on the Plan. The Junior Secured Notes Claims shall be Allowed in the aggregate amount of not less than $2,120,452,000.

Each holder of a Junior Secured Notes Claim shall receive, in full and final satisfaction of such a Claim and after giving full effect to the terms of the Junior Secured Notes Plan Support Agreement, treatment consistent with section 1129(b)(2)(A)(ii) of the Bankruptcy Code.

Class GS-8: Junior Secured Notes Deficiency Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed Junior Secured Notes Deficiency Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the GMACM Unsecured Claims Pool, in accordance with, and to the extent modified by, the Junior Secured Notes Plan Support Agreement, unless the holder and applicable Debtor otherwise agree to a different treatment.

Under no circumstances shall a Junior Secured Noteholder be entitled to receive aggregate distributions in excess of its Allowed Claims.

Class GS-9: Rep and Warranty Contract Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed Rep and Warranty Contract Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the GMACM Unsecured Claims Pool, unless the holder and applicable Debtor otherwise agree to a different treatment.

Class GS-10: General Unsecured Claims2	Impaired; entitled to vote on the Plan. Each holder of an Allowed General Unsecured Claim shall receive, in full and

2	This Term Sheet assumes that the medium-term unsecured peso-denominated notes maturing in June 2012 issued by the non-Debtor Mexican subsidiary of ResCap and guaranteed by various Debtors will final satisfaction of such Claim, an amount equal to its pro rata share of the GMACM Unsecured Claims Pool, unless the holder and applicable Debtor otherwise agree to a different treatment.
Class GS-11: Intercompany Claims
Impaired; deemed to reject the Plan pursuant to section
1126(g) of the Bankruptcy Code. Unless the Junior Secured Claims have been paid in full based upon their Secured Claim, Allowed Intercompany Claims shall receive in full satisfaction  of  such  Allowed  Intercompany  Claims  an amount equal to its pro rata share of ResCap Unsecured Claims Pool.

Class GS-12: Section 510(b) Claims	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Section 510(b) Claims shall receive no recovery on account of such claims.
Class GS-13: Equity Interests	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Equity Interests shall receive no recovery on account of such interests.

II. RFC DEBTORS
Administrative Expense Claims
Unclassified.   On  or  as  soon  as  practicable  after  the Effective Date, each holder of an allowed Administrative Expense Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code; provided, that Allowed Administrative Expense Claims that arise in the ordinary course of the Debtors’ business shall be paid in full in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to, such transactions.

Priority Tax Claims
Unclassified. On or as soon as practicable after the Effective Date, each holder of an allowed Priority Tax Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

no longer constitute obligations of the Debtors following an exchange offer in Mexico in connection with the pending sale of equity of the subsidiary.

Class RS-1: Other Priority Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Other Priority Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code; provided, that Other Priority Claims that arise in the ordinary course of the Debtors’ business and that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

Class RS-2: AFI Revolver Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. Except as otherwise provided under the Ally Settlement Agreement, on or as soon as practicable after the Effective Date, each holder of an allowed AFI Revolver Claim shall be satisfied by payment in full in cash in accordance with, and to the extent modified by the Junior Secured Notes Plan Support Agreement or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class RS-3: AFI LOC Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. Except as otherwise provided under the Ally Settlement Agreement, on or as soon as practicable after the Effective Date, each holder of an allowed AFI LOC Claim shall be satisfied by payment in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class RS-4: Other Secured Claims
Unimpaired; deemed to accept and not entitled to vote on the Plan pursuant to section 1126(f) of the Bankruptcy Code. On or as soon as practicable after the Effective Date, each holder of an allowed Other Secured Claim shall be paid in full in cash or otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code.

Class RS-5: Junior Secured Notes Claims
Impaired; entitled to vote on the Plan. The Junior Secured Notes Claims shall be Allowed in the aggregate amount of not less than $2,120,452,000.

Each holder of a Junior Secured Notes Claim shall receive,

in full and final satisfaction of such a Claim and after giving full effect to the terms of the Junior Secured Notes Plan Support Agreement, treatment consistent with section 1129(b)(2)(A)(ii) of the Bankruptcy Code.

Class RS-6: Junior Secured Notes Deficiency Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed Junior Secured Notes Deficiency Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the RFC Unsecured Claims Pool in accordance with, and to the extent modified by, the Junior Secured Notes Plan Support Agreement, unless the holder and applicable Debtor otherwise agree to a different treatment.

Under no circumstances shall a Junior Secured Noteholder be entitled to receive aggregate distributions in excess of its Allowed Claims.

Class RS-7: Rep and Warranty Contract Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed Rep and Warranty Contract Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the RFC Unsecured Claims Pool, unless the holder and applicable Debtor otherwise agree to a different treatment.

Class RS-8: General Unsecured Claims
Impaired; entitled to vote on the Plan. Each holder of an Allowed General Unsecured Claim shall receive, in full and final satisfaction of such Claim, an amount equal to its pro rata share of the RFC Unsecured Claims Pool, unless the holder and applicable Debtor otherwise agree to a different treatment.

Class RS-9: Intercompany Claims	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Intercompany Claims shall receive no recovery on account of such claims.
Class RS-10: Section 510(b) Claims	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Section 510(b) Claims shall receive no recovery on account of such claims.
Class RS-11: Equity Interests	Impaired; deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code. Holders of Equity Interests shall receive no recovery on account of such interests.

CONDITIONS TO CONFIRMATION & EFFECTIVE DATE:

The Plan shall contain various usual and customary conditions precedent to confirmation and to the Effective Date that must be satisfied or waived.

Such conditions to the Effective Date shall include, without limitation, the following:

(a)	the Plan shall be in form and substance consistent in all material respects with this Term Sheet and satisfactory to the Debtors, Ally and the Consenting Holders;
(b)
all AFI Revolver Claims and AFI LOC Claims, and additional Claims held by Ally, are Allowed in full and approved by the Bankruptcy Court without subordination of any kind unless otherwise agreed by Ally;

(c)
the Bankruptcy Court shall have entered the Confirmation Order, which such order will grant final approval of the Plan, the Asset Sales, the Debtor Releases, the Third Party Releases, and the Ally Settlement Agreement, all in the form and substance satisfactory to the Debtors, Ally and the Consenting Holders;

(d)	the Ally Settlement Agreement shall remain in full force and effect;
(e)	the HFS Asset Purchase Agreement shall be approved by the Bankruptcy Court in form and substance acceptable to the Debtors, the Consenting Holders, and Ally if Ally is the purchaser of such assets;
(f)	the Platform Asset Purchase Agreement shall have been approved by the Bankruptcy Court in form and substance satisfactory to the Debtors and Ally;
(g)
all material governmental and third party approvals and consents, including Bankruptcy Court approval, necessary in connection with the transactions contemplated by this Term Sheet, including the Asset Sales, shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on such transactions;
(h)	at no time shall the Bankruptcy Court have approved the appointment of an examiner with expanded powers;
(i)	at no time shall the Bankruptcy Court have approved the appointment of a trustee; and
(j)
no reduction in the value of Petition Date Collateral (as defined in the Junior Notes Plan Support Agreement) due to (i) the successful challenge of the validity of the liens on such Petition Date Collateral or (ii) a determination that any asset or assets that were designated by a Debtor as being Petition Date Collateral do not constitute Joint Collateral (as defined in the Junior Notes Plan Support Agreement), in an aggregate amount (taking into account additional Joint Collateral that was not specified as Petition Date Collateral) for all such assets that exceeds one hundred million dollars ($100,000,000), based on the Debtors’ book value as of February 29, 2012.

DEFINITIVE DOCUMENTS:
The transactions described in this Plan Term Sheet are subject in all respects to, among other things, definitive documentation, including:
(a)	the Ally Settlement Agreement;
(b)
the Platform Asset Purchase Agreement, in which the Debtors shall, among other things, effectuate the sale to Purchaser of the Debtors’ mortgage loan origination and servicing platform, including mortgage servicing rights and servicer advances, and certain other assets, in exchange for Purchaser’s payment of a cash purchase price of approximately $2.3 billion, plus other consideration, including reimbursements for prior expenses and the assumption of certain liabilities as set forth in the

Platform Asset Purchase Agreement;
	(c)	the HFS Asset Purchase Agreement, in which the Debtors shall, among other things, effectuate the sale to Ally of the Purchased Assets, as defined in the HFS Asset Purchase Agreement;
	(d)	the Plan, the Disclosure Statement and the documents to be included in the Plan Supplement;
	(e)	the Cash Collateral Order;
	(f)	the DIP Financing Facility;
	(g)	the Subservicing Agreement;
	(h)	the Shared Services Agreement;
	(i)	the GNMA Forward Flow Agreement; and
	(j)	the Transition Services Agreement.

RELEASES AND EXCULPATIONS:

Releases
The Plan shall contain Debtor and third party releases consistent with the Ally Settlement Agreement.

The Order of the Bankruptcy Court confirming the Plan will permanently enjoin the commencement or prosecution by any person or entity, whether directly, derivatively or otherwise, of any Claims, obligations, damages, demands, debts, rights, suits, Causes of Action, judgments, or liabilities released pursuant to the Plan.

In addition, the Plan will include a mutual release of all claims between and among Ally and the holders of the Junior Secured Note Claims, which shall be in form and substance reasonably satisfactory to Ally and the Consenting Holders.

Exculpation
The Debtors, Ally, the Consenting Holders, Trustees for Trusts that accept the compromise proposed in the RMBS Trust Settlement Agreement in accordance with the terms therein, provided such agreement is approved and continues to be in effect, and their respective Representatives shall neither have, nor incur any liability to any entity for any pre-petition or post- petition act taken or omitted to be taken in connection with, or related to formulating, negotiating, preparing, disseminating, implementing, administering, confirming, or effecting the Consummation of the Plan, the Disclosure Statement, or any contract, instrument, release, or other agreement or document created or entered into in connection with the Plan or any other pre-petition or post-petition act taken or omitted to be taken in connection with or in contemplation of the restructuring of the Company; provided, that the foregoing provisions of this exculpation shall have no effect on the liability of any entity that results from any such act or omission that is determined in a final order to have constituted gross negligence or willful misconduct; provided, further, that each Exculpated Party shall be entitled to rely upon the advice of counsel concerning his, her or its duties pursuant to, or in connection with, the Plan.

OTHER PRINCIPAL PLAN TERMS:
Executory Contracts and Unexpired Leases
Executory contracts and unexpired leases shall be rejected by the Debtors unless set forth on a schedule of assumed contracts and leases to be attached to the Platform Asset Purchase Agreement with Purchaser or otherwise assumed or rejected, prior to the Effective Date.

Indemnification of Officers and Directors	As set forth in the Ally Settlement Agreement.
Compromise and Settlement
The Plan shall contain customary provisions for the compromise and settlement of Claims stating that, notwithstanding anything in the Plan to the contrary, the allowance, classification, and treatment of allowed Claims and equity interests and their respective distributions take into account and conform to the relative priority and rights of such Claims and interests.

Retention of Jurisdiction
The Plan shall provide for a broad retention of jurisdiction by the Bankruptcy Court, including for: (a) resolution of Claims; (b) allowance of compensation and expenses for pre-Effective Date services; (c) resolution of motions, adversary proceedings, or other contested matters; (d) entering such orders as necessary to implement or consummate the Plan and any related documents or agreements; (e) enforcement of the Plan Injunction; and (f) other purposes.

Resolution of Disputed Claims	The Plan shall provide customary terms for the resolution of disputed Claims and any reserves therefore.
Liquidating Trust
The Plan shall contain customary provisions for the establishment of a Liquidating Trust to administer the assets of the Debtors’ Estates on and after the Effective Date in accordance with the Plan. The Liquidating Trust shall be subject to the oversight committee consistent with the provisions of Junior Secured Notes Plan Support Agreement.

Additional Provisions	The Plan shall contain other provisions customarily found in other similar plans of reorganization.

DEFINITIONS:

“Administrative Expense Claim” means any claim for costs and expenses of administration under section 503(b), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) any actual and necessary costs and expenses incurred after the Petition Date of preserving the Debtors’ estates and operating the businesses of the Debtors; (b) compensation for legal, financial, advisory, accounting, and other services and reimbursement of expenses allowed by the Bankruptcy Court under sections 327, 330, 331, 363, or 503(b) of the Bankruptcy Code to the extent incurred prior to the Effective Date; and (c) all fees and charges assessed agains the Debtors’ estates under section 1930, chapter 123, of title 28, United States Code.

“AFI” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“AFI LOC” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“AFI LOC Claim” means any Secured Claim of AFI arising under the AFI LOC.
“AFI Revolver” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“AFI Revolver Claim” means any Secured Claim of AFI arising under the AFI Revolver.

“Allowed” means with respect to any Claim, except as otherwise provided herein: (a) a Claim that is scheduled by the Debtors in their Schedules as neither disputed, contingent nor unliquidated, and as to which the Debtors or other party in interest have not filed an objection by the Claims Objection Bar Date; (b) a Claim that either is not a Disputed Claim or has been Allowed by a Final Order; (c) a Claim that is Allowed (i) pursuant to the Plan, (ii) in any stipulation that is approved by the Bankruptcy Court, or (iii) pursuant to any contract, instrument, indenture, or other agreement entered into or assumed in connection herewith; (d) a Claim relating to a rejected Executory Contract or Unexpired Lease that either (i) is not a Disputed Claim or (ii) has been Allowed by a Final Order; (e) a Claim that is Allowed pursuant to the terms of the Plan; or (f) a Disputed Claim as to which a proof of Claim has been timely filed and as to which no objection has been filed by the Claims Objection Bar Date.

“Ally” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“Ally DIP Financing Facility” means the debtor-in-possession financing facility to be provided to the Debtors, attached hereto as Exhibit 3.
“Ally Settlement Agreement” means the agreement between Ally and the Debtors, attached hereto as Exhibit 5.

“Asset Sales” means, collectively, the sale of the Debtors’ servicing platform together with substantially all of the Debtors’ owned agency mortgage servicing rights pursuant to the Platform Asset Purchase Agreement, and the sale of certain of Ally’s collateral pursuant to the HFS Asset Purchase Agreement.

“Auction” means an auction held in connection with the Asset Sales pursuant to the bidding procedures.
“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.
“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York.

“Cash Collateral Order” means an order of the Bankruptcy Court authorizing the Debtors to use Ally’s cash collateral.

“Causes of Action” means all actions, causes of action, Claims, liabilities, obligations, rights, suits, debts, damages, judgments, remedies, demands, setoffs, defenses, recoupments, crossclaims, counterclaims, third party claims, indemnity claims, contribution claims, or any other claims, disputed or undisputed, suspected or unsuspected, foreseen or unforeseen, direct or indirect, choate or inchoate, existing or hereafter arising, in law, equity, or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date.

“Chapter 11 Cases” mean (a) when used with reference to a particular Debtor, the chapter 11 case to be filed for that Debtor under chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all Debtors, the procedurally consolidated chapter 11 cases for all of the Debtors.

“Citibank” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“Citibank MSR Facility” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“Citibank Secured Lender Claim” means any Secured Claim of Citibank arising under the Citibank MSR Facility.
“Claim” has the meaning set forth in 11 U.S.C. § 101(5).
“Company” means such term as defined in the preamble.
“Confirmation Order” means the order of the Bankruptcy Court confirming the Plan pursuant to, among others, section 1129 of the Bankruptcy Code.
“Consummation” means the occurrence of the Effective Date.
“Creditor” means any holder of a Claim.

“Debtor” means one of the Debtors, in its individual capacity as a debtor and debtor in possession in the Chapter 11 Cases.
“Debtors” means such term as defined in the preamble.
“DIP Financing Facility” means that certain Debtor -in-Possession Credit Agreement, dated on or around May 14, 2012, by and between the Debtors and Barclays Bank Plc, attached hereto as Exhibit 6.
“Disclosure Statement” means such term as defined in the section entitled “Initiation of Chapter 11 Cases.”
“DOJ/AG Settlement” means that certain Consent Judgment filed on March 12, 2012 in the United States District Court for the District of Columbia to which ResCap and AFI, among others, are parties.

“Effective Date” means the date of substantial consummation of the Plan, which shall be the first business day upon which all conditions precedent to the effectiveness of the Plan are satisfied or waived in accordance with the Plan.

“Estate ” means, as to each Debtor, the estate created for the Debtor in its Chapter 11 case pursuant to section 541 of the Bankruptcy Code.
“Equity Interest” means an equity security (as defined in section 101 of the Bankruptcy Code) in any of the Debtors.
“Fannie Mae” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“FNMA EAF Claim” means any Secured Claim of Fannie Mae arising under the FNMA EAF Facility.
“FNMA EAF Facility” means such term as defined in the section entitled “Prepetition Secured Lenders.”
“FRB Consent Order” means that certain Consent Order dated April 13, 2011 among ResCap, GMAC Mortgage, LLC, AFI, the Federal Reserve Board and the Federal Deposit Insurance Company.

“General Unsecured Claim” means any and all Claims against any of the Debtors that are not a/an (a) Administrative Expense Claim; (b) Priority Tax Claim; (c) Other Priority Claim; (d) Secured Lender Claim; (e) Junior Secured Notes Claim; (f) Other Secured Claim; (g) Senior Unsecured Notes Claim; (h) Junior Secured Notes Deficiency Claim; (i) Rep and Warranty Contract Claim; or (j) Intercompany Claim.

“GMACM Debtors” means such term as defined in the section entitled “Debtors.”

“GMACM Unsecured Claims Pool” means the proceeds of any assets allocable to the GMACM Debtors remaining after distributions have been made under the Plan to each holder of an Allowed Administrative Expense Claim, Priority Tax Claim, Other Priority Tax Clam, Secured Lender Claim, Junior Secured Notes Claim, or Other Secured Claim against the GMACM Debtors.

“GNMA Forward Flow Agreement” means that Amended and Restated Master Mortgage Loan Purchase and Sale Agreement between Ally Bank as Seller, and GMAC Mortgage, LLC as Purchaser, dated as of May 1, 2012.

“HFS Asset Purchase Agreement” means that certain asset purchase agreement dated on or around May 14 by and between Ally and the Debtors, attached to the Ally Settlement Agreement as Exhibit 5.
“Impaired” has the meaning set forth in section 1124 of the Bankruptcy Code.
“Intercompany Claims” means any and all Claims of a Debtor against another Debtor. For the avoidance of doubt, Intercompany Claims do not include Claims that Ally may assert against the Debtors.

“Intercreditor Agreement” means the agreement dated as of June 6, 2008, among Wells Fargo Bank, N.A., as First Priority Collateral Agent for the First Priority Secured Parties under the First Priority Documents, Wells Fargo Bank, N.A., as Second Priority Collateral Agent for the Second Priority Secured Parties under the Second Priority Documents, Wells Fargo Bank, N.A., as Third Priority Collateral Agent for the Third Priority Secured Parties under the Third Priority Documents, Ally, in its capacity as agent for the Lenders under the Loan Agreement, U.S. Bank National Association, as Trustee under the 2010 Indenture, U.S. Bank National Association, as Trustee under the 2015 Indenture, Residential Funding Company, LLC, GMAC Mortgage, LLC, and Residential Capital, LLC.

“Junior Secured Notes” means such term as defined in the section entitled “Junior Secured Noteholders.”
“Junior Secured Notes Claim” means any Secured Claim of the Junior Secured Noteholders under the Junior Secured Notes.
“Junior Secured Notes Deficiency Claims” means any Claim of the Junior Secured Noteholders under the Junior Secured Notes to the extent such Claims are not Secured Claims.
“Liquidating Trust” means the trust formed pursuant to the Plan for the purpose of holding, administering, and liquidating Estate assets on and after the Effective Date.
“Other Priority Claim” means any Claim, other than an Administrative Expense Claim or Priority Tax Claim, that is entitled to priority in payment pursuant to section 507(a) of the Bankruptcy Code.

“Other Secured Claim” means any Secured Claim other than Administrative Expense Claims, Priority Tax Claims, Other Priority Claims, Secured Lender Claims or Junior Secured Claims. For the avoidance of doubt, Other Secured Claims shall include Claims arising under the Barclays GSAP Facility.

“Petition Date” means such term as defined in the section entitled “Initiation of the Chapter 11 Cases.”
“Plan” means such term as defined in the preamble.

“Plan Injunction” means that, from and after the Effective Date, all entities are permanently enjoined from commencing or continuing in any manner, any Cause of Action released or to be released pursuant to the Plan or the Confirmation Order.

“Plan Supplement” means, with respect to the Plan, all exhibits, appendices, Plan supplement documents and related documents.

“Plan Support Agreements” means the three plan support agreements to support the Plan among the Debtors and each of (i) Ally and members of the ad hoc committee of unaffiliated holders of the Junior Secured Notes holding at least 50% of all Junior Secured Notes (the “Junior Secured Notes Plan Support Agreement”), (ii) Ally and certain holders of securities backed by mortgage loans sold by the Debtors, and (iii) Ally Financial Inc., respectively.

“Platform Asset Purchase Agreement” means that certain asset purchase agreement dated on or around May 14 by and between Purchaser and the Debtors, attached hereto as Exhibit 4.
“Priority Tax Claim” means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.
“Reorganization” means such term as defined in the preamble.
“Reorganized Debtors” means, collectively, the Debtors after the Effective Date.

“Representatives” means such person or entity’s respective members, partners, equity-holders, officers, directors, employees, representatives, advisors, attorneys, agents and professionals, each solely in its capacity as such.

“ResCap” means such term as defined in the preamble.
“ResCap Debtors” means such term as defined in the section entitled “Debtors.”

“ResCap Unsecured Claims Pool” means the proceeds of any assets allocable to the ResCap Debtors remaining after distributions have been made under the Plan to each holder of an Allowed Administrative Expense Claim, Priority Tax Claim, Other Priority Tax Clam, Secured Lender Claim, Junior Secured Notes Claim, or Other Secured Claim against the GMACM Debtors.

“RFC Debtors” means such term as defined in the section entitled “Debtors.”

“RFC Unsecured Claims Pool” means the proceeds of any assets allocable to the RFC Debtors remaining after distributions have been made under the Plan to each holder of an Allowed Administrative Expense Claim, Priority Tax Claim, Other Priority Tax Clam, Secured Lender Claim, Junior Secured Notes Claim, or Other Secured Claim against the RFC Debtors.

“RMBS Trust Settlement Agreement” means the agreement dated as of May 13, 2012 among Residential Capital, LLC and its direct and indirect subsidiaries and certain Institutional Investors, attached hereto as Exhibit 7.

“Section 510(b) Claims” means any Claim arising from rescission of a purchase or sale of security (including any Interest) of the Debtors, for damages arising from the purchase or sale of such a security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such a Claim.

“Secured Claim” means any Claim that is secured by a lien on property in which a Debtor’s estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder’s interest in the applicable estate’s interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code or, in the case of setoff, pursuant to section 553 of the Bankruptcy Code.

“Secured Lender Claim” means any AFI Revolver Claim, AFI LOC Claim, Citibank Secured Lender Claim, or FNMA EAF Claim.
“Senior Unsecured Claim” means any Claim of the Senior Unsecured Noteholders under the Senior Unsecured Notes.
“Senior Unsecured Notes” means such term as defined in the section entitled “Senior Unsecured Noteholders.”
“Shared Services Agreement” means the agreement between Ally and the Debtors, attached hereto as Exhibit 8.

“Stalking Horse Bidder” means such term as defined in the section entitled “Purchaser.”
“Subservicing Agreement” means the agreement between Ally Bank and the Debtors, attached hereto as Exhibit 1.
“Term Sheet” means such term as defined in the preamble.
“Transition Services Agreement” means the agreement between Ally and the Debtors, attached hereto as Exhibit 9.
“Trustees” means the indenture trustees for the Trusts.
“Trusts” means the securitization trusts identified on Exhibit A to the RMBS Trust Settlement Agreement.
“Unimpaired” means Claims that are not Impaired.
“Winning Bidder” means the party who submits the winning bid for the purchase of substantially all of the Debtors’ assets with an accompanying asset purchase agreement.

EXHIBIT 1
“Subservicing Agreement”

EXHIBIT 2
“GNMA Forward Flow Agreement”

EXHIBIT 3
“Ally DIP Financing Facility”

EXHIBIT 4
“Platform Asset Purchase Agreement”

EXHIBIT 5
“Ally Settlement Agreement”

EXHIBIT 6
“Barclays DIP Financing Facility”

EXHIBIT 7
“RMBS Trust Agreement”

EXHIBIT 8
“Shared Services Agreement”

EXHIBIT 9
“Transition Services Agreement”